UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 30, 2023

1895 BANCORP OF WISCONSIN, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-40609	61-1993378
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7001 West Edgerton Avenue, Greenfield, Wisconsin		53220
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (414) 421-8200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BCOW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 30, 2023, Joseph Murphy, a director of 1895 Bancorp of Wisconsin, Inc. (the “Company”) and PyraMax Bank, FSB (the “Bank”), the Company’s wholly owned subsidiary, retired from the Boards of Directors of the Company and the Bank, effective immediately.

On June 30, 2023, the Boards of Directors of the Company and the Bank appointed Kristina Hill to the Boards of Directors of the Company and the Bank, effective July 1, 2023.  Ms. Hill will join the 2024 class of directors for the Company and the Bank.  Ms. Hill was also appointed to the Audit, Compensation, and Nominating and Corporate Governance Committees of the Boards of Directors, effective July 1, 2023.

Ms. Hill is a Strategic Business Leader at IBM.  She previously served as Senior Vice President and Enterprise Relationship Manager, from 2019-2022, and Vice President – Strategic Business Development, from 2017-2019, at Fiserv.  Ms. Hill holds a Master of Business Administration and a Bachelor of Science in Business Administration from Marquette University.  There were no arrangements or understandings between Ms. Hill and any other person pursuant to which Ms. Hill was selected as a director. There are no transactions between Ms. Hill and the Company that would be reportable under Item 404(a) of Regulation S-K.

A press release containing additional information is included herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits:
	Exhibit No.	Description
	99.1	Press release dated June 30, 2023

	104.1	Cover Page for this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

1895 BANCORP OF WISCONSIN, INC.

DATE: June 30, 2023	By:	/s/ David Ball
David Ball
President and Chief Executive Officer